Exhibit 99.1

Copano Energy $225 million Senior Notes due 2016 January 2006

Forward-Looking Statements Investment in Senior Notes offered by Copano Energy, L.L.C. and Copano Energy Finance Corporation ("Copano") involves risks. These risks can significantly impact the market value of the Senior Notes. Please read the "Risk Factors" in the Preliminary Offering Memorandum being circulated in connection with the proposed offering. The statements made by representatives of Copano during the course of this presentation that are not historical facts are forward-looking statements. Although Copano believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risk that may affect Copano's business prospects and performance, causing actual results to differ from those discussed during the presentation. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in the Preliminary Offering Memorandum being circulated in connection with the proposed offering. Any forward-looking statement made is subject to all of the risks and uncertainties, many of which are beyond management's control, incident to the gathering, transmission, processing and marketing of natural gas. These risks include the risks described in the Preliminary Offering Memorandum. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Copano's actual results and plans could differ materially from those expressed in any forward-looking statements. Copano undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Summary of Terms and Conditions Issuers: Copano Energy, L.L.C. / Copano Energy Finance Corporation Issue: Senior Notes Amount: $225,000,000 Maturity: 2016 (10 years) Guarantees: Same as the Senior Secured Revolving Credit Facility on a senior unsecured basis Optional Redemption: Non-callable for 5 years Equity Clawback: 3 years, up to 35% Change of Control: 101% plus accrued interest Distribution Method: 144A with registration rights Covenants: Usual and customary Use of Proceeds: Refinance existing indebtedness

Introduction John Eckel Chairman and Chief Executive Officer Matt Assiff Senior Vice President and Chief Financial Officer

Introduction Copano Energy, L.L.C. is a growth-oriented midstream energy company founded in 1992 Completed over 30 acquisitions Acquired Mid-Continent operations, ScissorTail Energy, on August 1, 2005 Significant pipeline growth - from 23 miles to over 4,800 miles Four processing plants - 800 MMcf/d capacity Prominent producer services franchise in two major producing regions Texas Gulf Coast - South Texas Mid-Continent - Central and Eastern Oklahoma covering 25% of the land mass of the state

Copano's LLC Structure Characteristic Typical MLP Copano Energy, L.L.C. C-Corp Non-Taxable Entity Yes Yes No Tax Shield on Distributions Yes Yes No Tax Reporting Form K-1 Form K-1 No General Partner Yes No No Incentive Distribution Rights Yes; up to 50% No No Voting Rights No Yes Yes

Copano's LLC Benefits No entity-level taxation No general partner splits ("incentive distributions rights") Lower cost of equity Greater ease of equity issuance Greater appeal to institutional investors Stronger governance Truly independent board Elected by unitholders

Company Overview Strong producer and customer focus Highly competitive and flexible services Provide midstream services to approximately 825,000 MMBtu/day of natural gas Financial Profile - PF LTM 09/30/05: Revenue: $834.3 million Gross margin (a): $131.8 million EBITDA (a): $89.1 million Current Equity value: $718.1 million (b) (NASDAQ: CPNO) Current Enterprise value: $1.1 billion (b) OK TX Texas Gulf Coast Mid-Continent Gross margin and EBITDA are non-GAAP financial measures. For definitions and reconciliations to comparable GAAP measures, see Appendix. As of January 19, 2006.

Strategic position in major natural gas supply areas in Texas and Oklahoma Strong drilling activity and prospects Dedicated acreage and long-term contracts Pipelines and processing plants with additional capacity Integrated midstream service model Provide gathering, transportation and marketing, compression, dehydration, treating, conditioning and processing of natural gas Reduced natural gas price sensitivity through contract mix and hedging strategy Creditor-friendly LLC structure Competitive Strengths

Texas Gulf Coast Pipelines One of the largest networks of natural gas pipelines in the Texas Gulf Coast region 1,387 miles of natural gas gathering and intrastate transmission pipelines Strong drilling activity particularly in Central Gulf Coast and Mestena Grande systems Decline rates generally moderate compared to Offshore Gulf of Mexico LTM 9/30/05 segment gross margin: $32.0 million TX

Texas Gulf Coast Processing Houston Central Processing Plant straddles KMTP's Laredo-to-Katy pipeline 2nd largest processing plant in Texas Gulf Coast region; 3rd largest in Texas Total inlet capacity of 700 MMcf/d Highly efficient conditioning capability avoids processing margin losses by reducing: NGLs extracted by 96% Fuel consumption by 79% Fuel exposure by 94% Sheridan NGL Pipeline: 104 miles LTM 9/30/05 segment gross margin: $29.3 million

Texas Gulf Coast Natural Gas Supply Established producing regions - high levels of drilling activity 95 wells connected 28 new meters 10 wells contracted for and to be connected 33 identified wells drilling or planned behind Copano pipeline systems Active producers include: ConocoPhillips Dominion El Paso EOG Resources Mestena Operating Noble Petrohawk Note: Well and meter data are for the nine months ended September 30, 2005.

Mid-Continent Operations One of the largest independent networks of natural gas pipelines in Central and Eastern Oklahoma 3,331 miles of natural gas gathering pipelines Spans 16,900 square miles Long-term agreements with remaining terms ranging up to 15 years Approximately 25 drilling rigs active in area of operations Hunton de-watering play and coal bed methane provide growth visibility 3 processing plants Total inlet capacity of 100 MMcf/d LTM 9/30/05 segment gross margin: $70.8 million OK

Mid-Continent Operations Natural Gas Supply Established producing regions - strong drilling activity 135 wells connected 98 new meters 18 wells contracted for and to be connected 70 identified wells drilling or planned behind Mid-Continent's pipeline systems Active producers include: Altex Resources Amvest Osage Chesapeake New Dominion Newfield Exploration Samson Resources Special Energy Note: Well and meter data are for the nine months ended September 30, 2005.

Throughput Volumes - Prolific Drilling Activity Combined total throughput volume for 3Q05 has increased 27.5% from 2002 PIPELINE THROUGHPUT VOLUMES (MMBTU/D) Note: Data includes Webb/Duval.

Contract Mix - Based on Volume (a) Texas Gulf Coast (b) Mid-Continent Combined Operations Percentages calculated based on September 2005 volumes on an MMBtu basis. Reflects all services provided with respect to each contract.

Business Strategy Fully develop opportunities around existing assets Pursue complementary ("bolt-on") acquisitions Exploit operating flexibility Reduce commodity price sensitivity On-going hedging program in place Expand geographic scope into new regions by acquiring franchise-quality assets and operating teams

Experienced Management Team Name Position Relevant Experience John Eckel Chairman and CEO 27 Bruce Northcutt President and COO 24 Matthew Assiff Senior VP and CFO 15 Ron Bopp Senior VP, Corporate Development 35 John Raber President and COO, Mid-Continent 29 16 senior managers average 24 years of experience in the industry Long-standing industry relationships Significant ownership by all employees including LTIP Mid-Continent officers retained and participate in LTIP Employment agreements (with non-compete provisions)

Copano Board of Directors Board of Directors includes leaders within the energy industry 75% of Board members are independent Name Primary Affiliation William L. Thacker Retired Chairman and C.E.O. TEPPCO Partners, L.P. James G. Crump Retired Global Energy & Mining Practice Leader PricewaterhouseCoopers Ernie L. Danner Executive Vice President Universal Compression Holdings Inc. Scott A. Griffiths Senior Vice President and Chief Operating Officer, Hydro Gulf of Mexico, L.L.C. Michael L. Johnson Retired Chairman and C.E.O. Conoco Gas and Power T. William Porter III Chairman and Founding Partner Porter & Hedges, L.L.P. Robert L. Cabes, Jr. Principal, Avista Capital Holdings, L.P. John R. Eckel, Jr. Chairman and C.E.O. Copano Energy, L.L.C.

Financial Overview

Gross Margin (a) Gross margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. Includes ($0.3) million of Other segment gross margin. (b)

EBITDA (a) EBITDA is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. Texas Gulf Coast results for LTM 09/30/05 period includes all corporate G&A expenses.

Transaction Overview Acquired ScissorTail for $499 million on August 1, 2005 with: Drawings under a $350 million revolving credit facility, a $170 million senior unsecured term loan, and $174 million in equity capital Purchased commodity hedges for $38 million in late December 2005 Raised $50 million in a private placement of common units on December 29, 2005 $25 million used to repay revolver borrowings incurred to acquire hedges and remaining $24 million of net proceeds used to further reduce revolver ($ in millions) Sources of Funds Uses of Funds Senior notes $225.0 Senior unsecured term loan $170.0 Proceeds from Dec. '05 equity 24.0 Revolving credit facility 72.0 Estimated fees and expenses 7.0 Total Sources $249.0 Total Uses $249.0

Pro Forma As Adjusted Capitalization

Q4 Performance - Preliminary Estimates Estimated 4Q05 EBITDA (a) - approximately $30 - $32 million Compared to pro forma 3Q05 EBITDA of $24.3 million Estimated full year 2005 pro forma EBITDA - approximately $95 - $97 million Compared to pro forma LTM 09/30/05 EBITDA of $89.1 million Using estimated full year 2005 pro forma EBITDA: Pro forma leverage ratio - approximately 4.0x - 4.1x Pro forma interest coverage ratio - approximately 3.1x - 3.2x (a) EBITDA is a non-GAAP financial measure.

Hedging Program and Risk Management On-going long-term risk management strategy adopted in 2005 to reduce commodity price risk exposure Current portfolio of hedging contracts includes: Puts on natural gas through 2009 Puts and swaps for ethane, propane, iso-butane and normal butane through 2008 Puts on WTI crude oil through 2007 to hedge natural gasoline and condensate

($ IN MILLIONS, EXCEPT FOR COMMODITY PRICES) Hedging Program Mitigates Commodity Risk Hedging intends to sustain EBITDA during periods of low gas and oil prices Tables illustrate the potential cash pay out of existing hedges for 2006 - 2008 Note: Does not reflect the estimated non-cash amortization of the initial hedging costs of $10.3 million, $16.6 million, and $12.9 million in 2006, 2007, and 2008, respectively.

Financial Policy Maintain sustainable distributions with targeted distribution coverage greater than MLP peers Target long-term total leverage: below 4.0x Use free cash flow to reduce leverage Demonstrated ability and willingness to raise additional equity Finance accretive acquisitions with balanced combination of long-term debt and equity

Compelling Credit Story Stable cash flow Strategic position in major natural gas supply areas Strong producer relationships with long-term contracts Low working capital and capex needs Reduced exposure to commodity price volatility Favorable business and contract mix Ongoing hedging policy in place Growing volumes will increase cash flow Experienced management team with meaningful economic incentives Proven track record of value creation Creditor-friendly LLC structure Higher distribution coverage ratio relative to peers

Appendix

Reconciliation of Non-GAAP Financial Measures Gross Margin We define gross margin as revenue less cost of sales. Cost of sales includes the following costs and expenses: cost of natural gas and NGLs purchased by us from third parties, cost of natural gas and NGLs purchased by us from affiliates, costs we pay third parties to transport our volumes and costs we pay our affiliates to transport our volumes. We view gross margin as an important performance measure of the core profitability of our operations. This measure is a key component of our internal financial reporting and is used by our senior management in deciding how to allocate capital resources among business segments. We believe that investors benefit from having access to the same financial measures that our management uses. The GAAP measure most directly comparable to gross margin is operating income. The following table presents a reconciliation of the non-GAAP financial measure of gross margin to operating income on a historical basis: (a) Pro forma for the acquisition of ScissorTail Energy, LLC

Reconciliation of Non-GAAP Financial Measures EBITDA We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements such as investors, commercial banks, research analysts and others, to assess: the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and the viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities. EBITDA is also a financial measurement that, with certain negotiated adjustments, is reported to our banks and is used to compute our financial covenants. EBITDA should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. Our EBITDA may not be comparable to EBITDA or similarly titled measures of other entities, as other entities may not calculate EBITDA in the same manner as we do. The following table presents a reconciliation of the non-GAAP financial measure of EBITDA to the GAAP financial measure of net income (loss): (a) Pro forma for the acquisition of ScissorTail Energy, LLC